DELAWARE(SM)
INVESTMENTS
-----------

                                                          Delaware Balanced Fund

Total Return




                                                              2000 ANNUAL REPORT


[Total Return Artwork]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------



TABLE OF CONTENTS
-----------------
Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary                        7

Financial Statements

  Statement of Net Assets                  8

  Statement of Operations                 11

  Statements of Changes in
  Net Assets                              12

  Financial Highlights                    13

  Notes to Financial
  Statements                              17

  Report of Independent
  Auditors                                20




A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average 11 years' experience.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

o We clearly articulate our investment policies and follow them consistently.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

o We offer more than 70 mutual funds in these asset classes.

  o Large-cap equity                   o High-yield bonds
  o Mid-cap equity                     o Investment grade bonds
  o Small-cap equity                   o Municipal bonds
  o International equity                 (single-state and national funds)
  o Balanced                           o International fixed-income

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"THE ONE-YEAR PERIOD
ENDED OCTOBER 31, 2000
COULD BE DESCRIBED AS
A TALE OF TWO MARKETS."

December 6, 2000

Recap of Events--The one-year period ended October 31, 2000 could be described as a tale of two markets. As 1999 came to a close, confident investors set aside any previous Y2K fears and resumed their bullish buying spree. During the first quarter of 2000, investors sought out the growth potential of technology-related companies in lieu of the more established but less "flashy" old economy stocks. Anything with a "dot.com" attached to its name seemed destined to climb indefinitely regardless of its earning prospects. By mid-March, 2000, many of the leading market indices had hit all time highs.

This trend changed in April when the Internet mania came to a crashing halt. A few events contributed to investors' panic. Microsoft, the onetime bellwether of all technology stocks, lost the latest round in its ongoing antitrust battle with the Justice Department. News broke that many dot.com companies were approaching dangerously low cash positions and might not be able to continue operations without additional funding. The IPO markets closed virtually overnight, particularly for Internet-related companies. Many investors who purchased shares on margin were forced to sell other positions to pay off their debt. The Internet debacle spread to the cellular communications sector, to PC and chip companies, and then to the optical solutions firms. Ultimately, every major technology sector was negatively affected (Source: The Wall Street Journal).

Meanwhile, skyrocketing energy prices brought about newfound concerns about inflation. A weak euro hindered the ability of domestic manufacturers to sell goods and services abroad, thus limiting the earnings potential of U.S. based multi-national corporations. By late October, the technology heavy Nasdaq Composite had plummeted around 35% from its high in March 2000. The broader S&P 500 index had dropped by about 8% year to date (Source: Bloomberg). As our fiscal year came to an end, uncertainty and volatility continued to rule the markets.


Total Return
For The Period Ended October 31, 2000                        One Year
-----------------------------------------------------------------------
Delaware Balanced Fund Class A Shares                          -0.75%
-----------------------------------------------------------------------
Standard & Poor's 500 Index                                    +6.08%
Lehman Brothers Aggregate Bond Index                           +7.30%
Lipper Balanced Funds Average (475 funds)                      +7.88%
-----------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 7. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of investment-grade domestic bonds. The Lipper category represents the average return of balanced mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

"WE BELIEVE OUR NEW
MANAGEMENT STYLE HAS
ALREADY BEGUN REAPING
BENEFITS AND WE REMAIN
CONFIDENT THAT THESE
FAVORABLE RESULTS WILL
CONTINUE IN THE FUTURE."

Delaware Balanced Fund also experienced a tale of two markets. During the early part of the fiscal year, the Fund was more value oriented and held few positions in the strong technology and telecommunications sectors. Our performance for the first few months of our fiscal year lagged the market as a whole. In April, a change was made in the Fund's lead manager. John Jares took over the reins of Delaware Balanced Fund and began focusing more on growth-oriented stocks. For the 12-month period ended October 31, 2000, the Fund returned -0.75% (Class A shares at net asset value with distributions reinvested).

Market Outlook--We believe that after a series of six interest rate hikes since June 1999, Federal Reserve Chairman Greenspan has successfully navigated a soft landing for the economy. In fact, we believe the Fed is finished with its tightening cycle and may even reduce interest rates early next year. This should bode well for the fixed-income portion of the Fund. Though uncertainty remains in the equity markets, particularly in the technology sectors, we believe that many stocks were caught up in the sudden negativity and have fallen to levels below their fair values. In our opinion, many of these companies have outstanding growth potential, in terms of both revenue and earnings, and should perform quite well in the future. We believe our new management style has already begun reaping benefits and we remain confident that these favorable results will continue in the future.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------                        -------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


[Total Return Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

John B. Jares
Paul A. Grillo
Stephen R. Cianci
Senior Portfolio Managers
December 6, 2000

Delaware Balanced Fund
Fixed Income Holdings
Portfolio Characteristics

October 31, 2000
---------------------------------------------
Average Duration*                  5.09 years
---------------------------------------------
Average Effective Maturity**       8.63 years
---------------------------------------------
Average Credit Quality             AAA
---------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the
  average time remaining until scheduled
  repayment by issuers of portfolio
  securities.

Delaware Balanced Fund
Top Five Equity Holdings

October 31, 2000
---------------------------------------------
1. Carnival Cruise Lines                3.59%
---------------------------------------------
2. SBC Communications                   3.12%
---------------------------------------------
3. Stilwell Financial                   2.52%
---------------------------------------------
4. Safeway                              2.51%
---------------------------------------------
5. American Home Products               2.39%
---------------------------------------------

The Fund's Results

Delaware Balanced Fund generated a -0.75% return for the 12 months ended October 31, 2000. (Class A shares at net asset value with distributions reinvested.) During the year, a change in the Fund's lead portfolio manager also brought a change in investment philosophy. While the negative returns in the early part of our fiscal year resulted in the Fund lagging the overall markets, the performance over the last six months has given us reason for optimism moving forward.

In transitioning to the new management team, we faced the challenge of repositioning the Fund at a time when the markets were under significant price pressures. The current asset allocation is now in line with our new approach. We believe that over the long-term, the results will prove successful for our shareholders.

The Fund's shift in investment style can be defined by three key areas:

Dynamic Asset Allocation Model--Many balanced funds maintain a set asset mix of 60% equities and 40% fixed income. Your Fund's management team will tilt the percentages to equities when they perceive that more companies meet their strict criteria for growth and price appreciation potential. Conversely, when fewer stocks look favorable, the allocation will shift to a higher percentage of fixed-income securities. The Fund's equity positions will never exceed 75% of net assets.

Focus on Growth Stocks--In the equity portion of the portfolio, the Fund has begun to invest in growth-oriented companies that previously did not meet our stock selection criteria, including companies in the technology and telecommunications sectors. In selecting stocks, the Fund's management team conducts extensive company research. In addition to projecting revenue and earnings growth, we look very closely at the strength of the portfolio companies' management teams and their positions within their respective industries. In most cases, we believe these stocks offer a greater chance for capital appreciation than more conservative stocks, which are typically purchased for dividend income and/or capital preservation.

More Concentrated Equity Portfolio--While other balanced funds typically hold up to 70 equity positions, we believe that the Fund can achieve adequate diversification with 35 to 40 stocks. This more concentrated portfolio allows the strong performers to really impact the Fund's return.

Delaware Balanced Fund
Sector Allocation
October 31, 2000

Mortgage Backed Securities         13.34%
*Computers & Technology            12.48%
*Banking, Finance & Insurance      11.02%
 Corporate Bonds                    7.84%
*Telecommunications                 8.21%
Other                              17.71%
*Leisure, Lodging & Entertainment   5.06%
*Retail                             5.26%
Repurchase Agreements               5.37%
U.S. Treasuries                     5.96%
*Healthcare & Pharmaceuticals       7.75%

*Equity positions

Portfolio Highlights
Equity

In managing the Fund, we have closely tracked the telecommunications sector.
We invested in companies that are developing and building equipment to update the telecommunications infrastructure: second- and third-generation Internet, fiber-optics, and Personal Digital Assistant (PDA) technology. Many of our holdings in technology and telecommunications are relatively new and reflect the recent increase in the Fund's exposure to more growth-oriented stocks. Despite the recent downturn in the technology sector, we still believe that there continues to be enormous growth potential in technology over the next five to 10 years.

We believe our holdings in Palm have performed exceptionally well for us over the past few months. The company utilizes PDA technology to develop, design, and market handheld computing devices that also allow users to obtain Internet connections and email capabilities without a personal computer. While the PC markets have slowed as of late, more consumers are buying these affordable Palms for both business and personal use.

We have also sought to take advantage of the depressed prices of certain technology and telecommunications stocks that were caught up in the sell off that began in April 2000. We now hold a position in Microsoft and believe that the new Windows 2000 application will soon become the norm among business users. We also recently added chipmaker Texas Instruments, a firm that lost significant value over the past several months. We believe this company has tremendous growth potential and represents an outstanding value in the market. Likewise, we have invested in Tellabs, an optical solutions company that serves public telephone companies, long-distance carriers, cellular service providers, cable operators, government agencies, utilities, and business end-users. We feel that the company is primed for success by offering next generation optical technologies to these telecommunications companies.

The strong domestic economy has been enhanced by the buying patterns of the consumer. Rising incomes and the "wealth effect" created by a higher stock market over the past several years have provided additional disposable dollars to spend. The food and drug chain, Safeway, has been an outstanding performer for us among consumer stocks. The highly experienced management team has developed successful sales strategies that have enabled the company to consistently lower their cost structure and increase market share.

Unfortunately, not all of the Fund's holdings have proved to be successful. While the new management style of the Fund has resulted in stronger performance as of late, the early months of our fiscal year truly hindered the overall results. During those months, investors overlooked virtually everything not related to technology, telecommunications and other aggressive growth companies.

[Total Return Artwork]

"WITHOUT IMMINENT
PROSPECTS FOR HIGHER
INTEREST RATES, FIXED-
INCOME SECURITIES HAVE
REBOUNDED TO PERFORM
QUITE WELL OVER THE
PAST FEW MONTHS."

Outside of technology, we continue to be invested in Best Buy, a specialty retailer of name-brand consumer electronics, home office equipment, entertainment software and appliances. The stock price has been under pressure as of late as the company faces increased competition from other retailers including pure Web-based entities. Gross margins have decreased as prices are lowered to remain competitive. We believe that because of the technical nature of the electronic products Best Buy sells (DVDs, PDAs, Internet appliances), consumers will find that they require a higher level of service and attention than is offered over the Internet and will return to "brick and mortar" retailers that carry such products. Additionally, Best Buy now maintains an effective Web presence itself to serve consumers.

We believe that leisure services companies, such as cruise lines, will benefit from the demographic trend of baby boomers reaching retirement age with more time and disposable income. We are invested in Carnival Cruise Lines, a company uniquely prepared to take advantage of this trend by offering a broad range of cruise brands from moderately priced to the luxury cruise sector. Unfortunately, the entire leisure services industry, including Carnival, suffered early in the year from fewer bookings as a result of Y2K fears. Since those concerns have passed, Carnival has worked hard to reestablish cruises as the vacation of choice among this age group and, thus, expects strong results in the seasons to follow.

Pharmaceutical and biotech firms are increasing their research efforts in search of cures for chronic diseases. One of our biotech holdings, Amgen, is currently awaiting FDA approval for Abarelix, a drug that will more efficiently treat oncology patients. While we believe Amgen still has some growth potential, the stock has been quite volatile as some of their current patents are being legally challenged by other companies which have developed generic versions of these drugs. Pharmacia has been another strong healthcare related performer for the Fund. One of the company's primary brands, Cerebrex, has proven to be an effective pain reliever and the company has several important new drugs in the pipeline.

Fixed-Income

In May, the Federal Reserve Board raised short-term interest rates for the sixth time since June 1999. Since that time, Chairman Greenspan and the Fed have been monitoring the economic releases each month to ensure that the economy slows to a "soft landing" with little threat of recession. We are confident that the domestic economy has now slowed enough to eliminate the need for additional interest rate hikes in the foreseeable future. Without imminent prospects for higher interest rates, fixed-income securities have rebounded to perform quite well over the past few months. Additionally, cautious investors often purchase more fixed-income securities during periods of severe stock market volatility such as we are experiencing today.

"BECAUSE THE
REBALANCING OF THE
FUND OCCURRED WHEN THE
MARKETS WERE UNDER
SIGNIFICANT PRICE
PRESSURES, WE BELIEVE
WE ADDED A NUMBER OF
ATTRACTIVE EQUITY
POSITIONS AT VERY
FAVORABLE LEVELS."

Over the first six months of the fiscal year (through April 30, 2000), the Lehman Brothers Aggregate Bond Index, which measures investment-grade domestic bonds, yielded +1.42%. By comparison, the Index returned +7.30% during the following six months (through October 31, 2000). Fixed-income securities made up about 39% of the Fund at fiscal year-end, October 31, 2000. These securities pay interest to investors on a periodic basis which contributes to the income (and yield) returned to shareholders. In managing this portion of the Fund, we rotate among the various fixed-income sectors based on where we perceive value. Currently, we are invested in higher-quality U.S. agency and mortgage-backed securities and we own fewer corporate bonds. Investors typically seek the safe-haven of the U.S. government markets during times of uncertainty. Since April, we have shortened the average duration of the fixed-income portion of the Fund, which has reduced the Fund's sensitivity and volatility to interest rates changes.

Outlook

Because the rebalancing of the Fund occurred when the markets were under significant price pressures, we believe we added a number of attractive equity positions at very favorable levels. Though uncertainty remains in the equity markets, we believe our holdings have strong growth and appreciation potential.

We believe the Federal Reserve Board is finished with its tightening cycle and may even reduce interest rates early next year. Chairman Greenspan has apparently negotiated the strong economy into a soft landing without threats of a recession. We will certainly keep our eyes on the price of oil, particularly in the winter months, for indications that inflation is creeping back into the picture. If interest rates begin to fall next year, as we anticipate, fixed-income investors may be able to enjoy a more favorable market environment. Additionally, the volatility and uncertainty associated with the equity markets often leads investors to seek the safe haven of Treasury and other government agency securities. We believe our current allocation in bonds has put us in an effective position to take advantage of this trend.


[Total Return Artwork]

FUND BASICS
-----------

Fund Objective
The Fund seeks a balance of capital
appreciation, income and preservation
of capital.

Total Fund Assets
As of October 31, 2000
$522.77 million

Number of Holdings
89

Fund Start Date
April 25, 1938

Your Fund Managers
John B. Jares holds a BS degree in finance and an MBA from the University of Colorado. He came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Mr. Jares is a CFA charterholder.

Paul C. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, Mr. Grillo served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware in 1992 and holds the primary responsibility of maintaining the investment grade analytical systems within Delaware's fixed income department. In addition, Mr. Cianci performs portfolio analysis and extensive security analysis in mortgage-backed securities, CMOs, corporates, and asset-backed securities. Mr. Cianci is a CFA charterholder.

Nasdaq Symbols
Class A                      DELFX
Class B                      DELBX
Class C                      DEDCX

DELAWARE BALANCED FUND PERFORMANCE
----------------------------------

Growth of a $10,000 Investment
October 31, 1990 through October 31, 2000

                                        Delaware Balanced      Lehman Brothers
                           S&P             Fund Class             Aggregate
                        500 Index           A Shares             Bond Index
                        ---------       -----------------      ---------------
Dec. '90                 $10,000             $ 9,424               $10,000
Oct. '91                 $13,350             $11,715               $11,581
Oct. '92                 $14,679             $13,164               $12,720
Oct. '93                 $16,872             $14,732               $14,230
Oct. '94                 $17,525             $14,996               $13,708
Oct. '95                 $22,158             $17,435               $15,853
Oct. '96                 $27,497             $20,237               $16,780
Oct. '97                 $36,327             $24,699               $18,272
Oct. '98                 $44,315             $28,355               $19,977
Oct. '99                 $55,695             $28,479               $20,082
Oct. '00                 $59,087             $28,266               $21,547


Chart assumes $10,000 invested on October 31, 1990 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through October 31, 2000                Lifetime    10 Years    Five Years    One Year
---------------------------------------------------------------------------------------
Class A (Est. 4/25/38)
   Excluding Sales Charge                +11.02%     +11.61%      +10.15%      -0.75%
   Including Sales Charge                +10.92%     +10.95%       +8.85%      -6.46%
---------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                 +9.80%                   +9.29%       -1.52%
   Including Sales Charge                 +9.80%                   +9.03%       -5.83%
---------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                 +8.84%                                -1.52%
   Including Sales Charge                 +8.84%                                -2.38%
---------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended October 31, 2000 for Delaware Balanced Fund's Institutional Class shares were +11.05%, +11.78%, +10.37% and -0.55%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to certain eligible institutional accounts on November 9, 1992. Institutional Class performance prior to that date is based on Class A performance adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

Nasdaq Symbol Institutional Class: DEICX

Statement of Net Assets

DELAWARE BALANCED FUND
----------------------

                                                         Number of    Market
October 31, 2000                                         Shares       Value
--------------------------------------------------------------------------------
  Common Stock--56.54%
  Banking, Finance & Insurance--11.02%
  Bank of New York .................................     149,000   $ 8,576,813
  Capital One Financial ............................     189,500    11,962,188
  Chase Manhattan ..................................      80,750     3,674,125
  Citigroup ........................................     216,666    11,402,048
  Schwab (Charles) .................................     252,150     8,856,769
  Stilwell Financial ...............................     293,800    13,165,913
                                                                   -----------
                                                                    57,637,856
                                                                   -----------
  Computers & Technology--12.48%
 *America Online ...................................     108,700     5,481,741
 *BEA Systems ......................................     158,200    11,350,850
 *Cadence Design Systems ...........................     480,700    12,347,981
  Compaq Computer ..................................     222,700     6,772,307
 *EMC ..............................................      69,900     6,225,469
 *Gateway ..........................................      50,700     2,616,627
  International Business Machines ..................      33,900     3,339,150
 *Microsoft ........................................     147,800    10,179,725
 *Palm .............................................     128,900     6,904,206
                                                                   -----------
                                                                    65,218,056
                                                                   -----------
  Electronics & Electrical Equipment--3.23%
 *JDS Uniphase .....................................     117,300     9,545,288
  Texas Instruments ................................     149,200     7,320,125
                                                                   -----------
                                                                    16,865,413
                                                                   -----------
  Energy--1.95%
  Anadarko Petroleum ...............................     118,800     7,609,140
  Schlumberger .....................................      14,200     1,080,975
*+Southern Energy ..................................      56,000     1,526,000
                                                                   -----------
                                                                    10,216,115
                                                                   -----------
  Healthcare & Pharmaceuticals--7.75%
  American Home Products ...........................     196,500    12,477,750
 *Amgen ............................................     112,100     6,494,794
*+Genentech ........................................     110,600     9,124,500
  Pharmacia ........................................     113,169     6,224,295
  St. Jude Medical .................................     112,300     6,176,500
                                                                   -----------
                                                                    40,497,839
                                                                   -----------
  Leisure, Lodging & Entertainment--5.06%
  Carnival Cruise Lines ............................     755,200    18,738,400
  Walt Disney ......................................     215,500     7,717,594
                                                                   -----------
                                                                    26,455,994
                                                                   -----------
  Retail--5.26%
  Best Buy .........................................     230,500    11,568,219
 *EBay .............................................      55,200     2,842,800
 *Safeway ..........................................     239,700    13,108,594
                                                                   -----------
                                                                    27,519,613
                                                                   -----------
  Telecommunications--8.21%
 *Advanced Fiber Communications ....................      94,600     3,080,413
  Comcast ..........................................     184,500     7,518,375
  Nortel Networks ..................................     254,100    11,561,550
  SBC Communications ...............................     282,700    16,308,256
 *Tellabs ..........................................      89,400     4,464,413
                                                                   -----------
                                                                    42,933,007
                                                                   -----------

                                                         Number of    Market
                                                         Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Transportation & Shipping--1.58%
* FedEx ............................................     176,000   $ 8,247,360
                                                                   -----------
                                                                     8,247,360
                                                                   -----------
  Total Common Stock
    (cost $255,137,892) ............................               295,591,253
                                                                   -----------

                                                        Principal
                                                        Amount
                                                        ---------
  Agency Collateralized Mortgage Obligations--2.01%
  Fanniemae Whole Loan Series 98-W3
    A2 6.50% 7/25/28 ............................... $ 2,111,277     2,085,857
  Federal Home Loan Mortgage Corporation
    Structured Pass Through Securities
    Series T-11 A5 6.50% 1/25/15 ...................   3,555,000     3,510,278
    GNR 1998-9 B 6.85% 12/20/25 ....................   5,000,000     4,897,850
                                                                   -----------

  Total Agency Collateralized Mortgage
   Obligations (cost $10,690,686) ..................                10,493,985
                                                                   -----------

  Agency Mortgage-Backed Securities--13.34%
  Federal Home Loan Mortgage Corporation
    7.00% 11/15/30 .................................   4,000,000     3,923,750
    7.50% 10/1/30 ..................................   6,000,000     6,000,000
    8.50% 4/1/09 ...................................         244           255
  Federal National Mortgage Association
    7.00% 7/1/17 ...................................     802,196       794,675
    7.00% 8/1/28 ...................................   1,831,119     1,793,924
    7.00% 2/1/30 ...................................  17,294,130    16,980,671
    7.00% 10/1/30 ..................................  10,500,000    10,299,844
    7.50% 10/1/29 ..................................  18,880,026    18,881,909
  Government National Mortgage Association
    7.50% 7/15/30 ..................................   3,292,310     3,307,743
    7.50% 8/15/30 ..................................   7,706,650     7,740,367
                                                                   -----------

  Total Agency Mortgage-Backed
   Securities (cost $69,305,247) ...................                69,723,138
                                                                   -----------

  Agency Obligations--4.10%
  Federal National Mortgage Association
   +7.125% 6/15/10 .................................   1,900,000     1,962,293
    7.125% 1/15/30 .................................   3,900,000     4,069,151
    7.25% 1/15/10 ..................................  14,825,000    15,387,698
                                                                   -----------
  Total Agency Obligations
   (cost $20,920,866) ..............................                21,419,142
                                                                   -----------
  Asset-Backed Securities--1.78%
 +MBNA Master Credit Card Trust
    Series 2000-I A 6.90% 1/15/08 ..................   1,730,000     1,739,048
    PECO Energy Transition Trust Series 99-A
    A4 5.80% 3/1/07 ................................   1,260,000     1,214,413

                                                        Principal    Market
Delaware Balanced Fund                                  Amount       Value
--------------------------------------------------------------------------------
   Asset-Backed Securities (continued)
   Philadelphia, Pennsylvania Authority For
     Industrial Development
     Series 97 A 6.488% 6/15/04 ....................  $2,442,275    $2,314,056
   Residential Asset Securities Corporation
     Series 2000-KS4 AI3 7.355% 1/25/26 ............   4,000,000     4,013,750
                                                                    ----------

   Total Asset-Backed Securities
     (cost $11,990,194) ............................                 9,281,267
                                                                    ----------
   Commercial Mortgage-Backed Securities--3.28%
   Chase Commercial Mortgage Securities
     Series 96-2 C 6.90% 11/19/06 ..................   1,753,625     1,718,729
   Comm Series 2000-C1 A1
     7.206% 9/15/08 ................................   2,641,794     2,662,051
   DLJ Commercial Mortgage Series 99-CG1
     A1B 6.46% 1/10/09 .............................   4,190,000     4,021,052
   FUNCM Series 99-C4 A1
     7.184% 9/15/08 ................................   3,737,002     3,771,534
   Lehman Large Loan Series 97-LLI A2
     6.84% 9/12/06 .................................   2,775,000     2,771,675
   Nomura Asset Securities Series 93-1 A1
     6.68% 12/15/01 ................................   2,242,863     2,226,041
                                                                    ----------
   Total Commercial Mortgage-Backed
     Securities (cost $14,431,729) .................                17,171,082
                                                                    ----------
   Corporate Bonds--7.84%
   Automobile & Auto Parts--0.49%
  +Daimler Chrysler 7.75% 6/15/05 ..................   2,500,000     2,545,703
                                                                    ----------
                                                                     2,545,703
                                                                    ----------
   Banking, Finance & Insurance--2.67%
   Banco Santander-Chile 6.50% 11/1/05 .............   1,775,000     1,717,801
   Morgan Stanley Dean Witter
     7.75% 6/15/05 .................................   2,850,000     2,911,865
   Pemex Finance 9.69% 8/15/09 .....................   3,000,000     3,142,410
   UnitedHealth 6.60% 12/1/03 ......................   3,300,000     3,196,624
   Wells Fargo 6.625% 7/15/04 ......................   3,050,000     3,009,722
                                                                    ----------
                                                                    13,978,422
                                                                    ----------
   Cable, Media & Publishing--0.44%
   Time Warner Entertainment
     8.375% 3/15/23 ................................   2,200,000     2,305,294
                                                                    ----------
                                                                     2,305,294
                                                                    ----------
   Computers & Technology--0.21%
   Sun Microsystems 7.65% 8/15/09 ..................   1,060,000     1,073,401
                                                                    ----------
                                                                     1,073,401
                                                                    ----------
                                                       Principal    Market
                                                       Amount       Value
------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Electronics & Electrical Equipment--0.52%
  +Computer Science 7.50% 8/8/05 ...................  $ 2,700,000  $ 2,728,868
                                                                   -----------
                                                                     2,728,868
                                                                   -----------
   Energy--0.63%
   Osprey Trust 144A 8.31% 1/15/03 .................   3,250,000     3,285,926
                                                                   -----------
                                                                     3,285,926
                                                                   -----------
   Environmental Services--0.32%
   USA Waste Services 6.125% 7/15/01 ...............   1,715,000     1,682,070
                                                                   -----------
                                                                     1,682,070
                                                                   -----------
   Industrial Machinery--0.55%
   Arrow Electric International
     8.20% 10/1/03 .................................   1,550,000     1,547,656
   Cinergy Corporation 6.53% 12/16/08 ..............   1,500,000     1,342,779
                                                                   -----------
                                                                     2,890,435
                                                                   -----------
   Telecommunications--1.73%
   Cox Communications 6.15% 8/1/03 .................   2,620,000     2,543,140
   Liberty Media 8.50% 7/15/29 .....................   1,000,000       930,528
  +MCI Worldcom 7.55% 4/1/04 .......................   3,495,000     3,522,006
   Telefonica Europe 8.25% 9/15/30 .................   2,000,000     2,060,986
                                                                   -----------
                                                                     9,056,660
                                                                   -----------
   Transportation & Shipping--0.28%
   Stagecoach Holdings 8.625% 11/15/09 .............   1,650,000     1,487,242
                                                                   -----------
                                                                     1,487,242
                                                                   -----------
   Total Corporate Bonds
    (cost $41,549,013) .............................                41,034,021
                                                                   -----------

   Non-Agency Collateralized Mortgage Obligations--0.64%
   Residential Accredit Loans Series 98-QS9
     A3 6.75% 7/25/28 ..............................   3,365,000     3,339,368
                                                                   -----------

   Total Non-Agency Collateralized Mortgage
    Obligations (cost $3,367,950) ..................                 3,339,368
                                                                   -----------

   U.S. Treasury Obligations--5.96%
   U.S. Treasury Bond 8.875% 8/15/17 ...............   4,125,000     5,362,492
   U.S. Treasury Notes
   + 6.00% 8/15/09 .................................   3,435,000     3,471,744
   + 6.50% 2/15/10 .................................  15,290,000    16,010,327
   + 6.75% 5/15/05 .................................   3,000,000     3,111,096
+**U.S. Treasury Strips 6.478% 2/15/27 .............  15,000,000     3,219,705
                                                                   -----------
   Total U.S. Treasury Obligations
     (cost $29,944,350) ............................                31,175,364
                                                                   -----------

                                                     Principal      Market
Delaware Balanced Fund                               Amount         Value
--------------------------------------------------------------------------------

   Repurchase Agreements--5.37%
   With Chase Manhattan 6.55% 11/1/00
     (dated 10/31/00, collateralized by
     $9,898,000 U.S. Treasury Notes 4.75%
     due 2/15/04, market value $9,670,997) .........  $9,427,000   $ 9,427,000
   With J.P. Morgan Securities 6.52% 11/1/00
     (dated 10/31/00, collateralized by
     $3,919,000 U.S. Treasury Notes 6.25%
     due 2/15/03, market value $3,994,381
     and $2,662,000 U.S. Treasury Notes
     5.250% due 8/15/03, market value
     $2,647,269 and $2,662,000
     U.S. Treasury Notes 7.25% due 5/15/04,
     market value $2,865,253) ......................   9,316,000     9,316,000
   With PaineWebber 6.54% 11/1/00
     (dated 10/31/00, collateralized
     by $9,230,000 U.S. Treasury Notes
     5.875% due 11/15/05,
     market value $9,515,326) ......................   9,316,000     9,316,000
                                                                  ------------
   Total Repurchase Agreements
     (cost $28,059,000) ............................                28,059,000
                                                                  ------------
   Total Market Value of Securities--100.86%
     (cost $485,396,927) ...........................               527,287,620
   Liabilities Net of Receivables and
     Other Assets--(0.86%) .........................                (4,515,483)
                                                                  ------------
   Net Assets Applicable to 28,082,528
     Shares Outstanding--100.00% ...................              $522,772,137
                                                                  ============
   Net Asset Value--Delaware Balanced Fund
     A Class ($436,533,520 / 23,448,272 shares) ....                    $18.62
                                                                        ------
   Net Asset Value--Delaware Balanced Fund
     B Class ($49,353,323 / 2,653,472 shares) ......                    $18.60
                                                                        ------
   Net Asset Value--Delaware Balanced Fund
     C Class ($10,992,791 / 591,645 shares) ........                    $18.58
                                                                        ------
   Net Asset Value--Delaware Balanced Fund
     Institutional Class ($25,892,503 /
     1,389,139 shares) .............................                    $18.64
                                                                        ------
----------------------
  *Non income producing security for the year ended October 31, 2000.
  +Security is partially or fully on loan.
 **Zero coupon security. The interest rate disclosed is the effective yield at the time of purchase.

--------------------------------------------------------------------------------
   Components of Net Assets at October 31, 2000:
   Shares of beneficial interest (unlimited
     authorization--no par) ........................              $482,200,716
   Undistributed net investment income .............                 5,915,108
   Accumulated net realized loss on investments ....                (7,234,380)
   Net unrealized appreciation of investments ......                41,890,693
                                                                  ------------
   Total net assets ................................              $522,772,137
                                                                  ============
   Net Asset Value and Offering Price per Share--
     Delaware Balanced Fund
   Net asset value A Class (A) .....................                    $18.62
   Sales charge (5.75% of offering price or 6.12% of
     the amount invested per share) (B) ............                      1.14
                                                                        ------
   Offering price ..................................                    $19.76
                                                                        ======
   ----------------------

   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes.

Statement of Operations

Year Ended October 31, 2000                Delaware Balanced Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ........................................... $ 17,762,969
Dividends ..........................................    3,283,249  $ 21,046,218
                                                     ------------  ------------
Expenses:
Management fees ....................................    3,911,319
Distribution expenses ..............................    1,848,357
Dividend disbursing and transfer agent fees
  and expenses .....................................    1,545,535
Reports and statements to shareholders .............      290,096
Accounting and administration expenses .............      247,532
Registration fees ..................................      144,445
Taxes (other than taxes on income) .................      115,980
Custodian fees .....................................       65,006
Professional fees ..................................       53,548
Trustees' fees .....................................       22,928
Other ..............................................       97,030     8,341,776
                                                     ------------
Less expenses paid indirectly ......................                    (29,070)
                                                                   ------------
Total expenses .....................................                  8,312,706
                                                                   ------------

Net Investment Income ..............................                 12,733,512
                                                                   ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ...................                 (5,761,847)
Net change in unrealized appreciation/depreciation
  of investments ...................................                (17,350,786)
                                                                   ------------

Net Realized and Unrealized Loss on Investments ....                (23,112,633)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations               ($10,379,121)
                                                                   ============
                             See accompanying notes

Statements of Changes in Net Assets

                                                          Delaware Balanced Fund
--------------------------------------------------------------------------------

                                                                Year Ended
                                                         10/31/00      10/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ............................... $  12,733,512  $  17,340,770
Net realized gain (loss) on investments .............    (5,761,847)    83,578,653
Net change in unrealized appreciation/depreciation
  of investments ....................................   (17,350,786)   (79,429,533)
                                                      -------------  -------------
Net increase (decrease) in net assets resulting from
  operations ........................................   (10,379,121)    21,489,890
                                                      -------------  -------------
Distributions to Shareholders from:
Net investment income:
  A Class ...........................................    (5,318,355)   (13,300,317)
  B Class ...........................................      (214,073)      (771,082)
  C Class ...........................................       (53,808)      (311,819)
  Institutional Class ...............................      (989,220)    (6,247,007)

Net realized gain on investments:
  A Class ...........................................   (65,278,668)   (27,586,794)
  B Class ...........................................    (7,495,236)    (1,771,950)
  C Class ...........................................    (1,970,842)      (833,383)
  Institutional Class ...............................   (10,187,208)   (13,695,337)
                                                      -------------  -------------
                                                        (91,507,410)   (64,517,689)
                                                      -------------  -------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...........................................    31,374,210     57,112,267
  B Class ...........................................    13,081,010     47,869,090
  C Class ...........................................     3,507,494     12,722,007
  Institutional Class ...............................    22,248,739     64,951,308

Net asset value of shares issued upon reinvestment of
distributions:
  A Class ...........................................    56,673,328     32,315,339
  B Class ...........................................     7,337,876      2,415,413
  C Class ...........................................     1,951,025      1,107,652
  Institutional Class ...............................    10,728,780     19,941,662
                                                      -------------  -------------
                                                        146,902,462    238,434,738
                                                      -------------  -------------
Cost of shares repurchased:
  A Class ...........................................  (135,805,028)   (99,907,451)
  B Class ...........................................   (28,995,712)   (12,727,442)
  C Class ...........................................   (13,199,470)    (8,757,677)
  Institutional Class ...............................   (78,542,742)  (302,317,134)
                                                      -------------  -------------
                                                       (256,542,952)  (423,709,704)
                                                      -------------  -------------
Decrease in net assets derived from capital share
  transactions ......................................  (109,640,490)  (185,274,966)
                                                      -------------  -------------
Net Decrease in Net Assets ..........................  (211,527,021)  (228,302,765)
                                                      -------------  -------------
Net Assets:
Beginning of period .................................   734,299,158    962,601,923
End of period ....................................... $ 522,772,137  $ 734,299,158
                                                      =============  =============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Balanced Fund A Class
------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                             10/31/00    10/31/99     10/31/98    10/31/97     10/31/96
Net asset value, beginning of period .......................  $21.600     $22.970      $22.950     $21.260      $19.940

Income (loss) from investment operations:
   Net investment income(1) ................................    0.403       0.422        0.510       0.610        0.706
   Net realized and unrealized gain (loss) on investments ..   (0.617)     (0.257)       2.620       3.680        2.349
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.214)      0.165        3.130       4.290        3.055
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.213)     (0.495)      (0.510)     (0.680)      (0.655)
   Distributions from net realized gain on investments .....   (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (2.766)     (1.535)      (3.110)     (2.600)      (1.735)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $18.620     $21.600      $22.970     $22.950      $21.260
                                                              =========================================================

Total return(2) ............................................   (0.75%)      0.44%       14.80%      22.05%       16.07%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $436,534    $562,975     $610,332    $554,448     $490,150
   Ratio of expenses to average net assets .................    1.31%       1.12%        0.98%       0.97%        0.99%
   Ratio of net investment income to average net assets ....    2.14%       1.85%        2.25%       2.83%        3.39%
   Portfolio turnover ......................................     165%         87%          86%         81%          92%

----------------------
(1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Balanced Fund B Class
------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                             10/31/00    10/31/99     10/31/98    10/31/97     10/31/96
Net asset value, beginning of period .......................  $21.590     $22.950      $22.880     $21.200      $19.900

Income (loss) from investment operations:
   Net investment income(1) ................................    0.259       0.246        0.337       0.452        0.525
   Net realized and unrealized gain (loss) on investments ..   (0.621)     (0.251)       2.608       3.658        2.350
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.362)     (0.005)       2.945       4.110        2.875
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.075)     (0.315)      (0.275)     (0.510)      (0.495)
   Distributions from net realized gain on investments .....   (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (2.628)     (1.355)      (2.875)     (2.430)      (1.575)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $18.600     $21.590      $22.950     $22.880      $21.200
                                                              =========================================================

Total return(2) ............................................   (1.52%)     (0.31%)      13.90%      21.09%       15.15%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $49,353     $67,090      $33,884     $16,659       $6,872
   Ratio of expenses to average net assets .................    2.07%       1.89%        1.77%       1.78%        1.80%
   Ratio of net investment income to average net assets ....    1.38%       1.08%        1.46%       2.00%        2.58%
   Portfolio turnover ......................................     165%         87%          86%         81%          92%

----------------------
(1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Balanced Fund C Class
------------------------------------------------------------------------------------------------------------------------
                                                                                                             11/29/95(1)
                                                                               Year Ended                         to
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
Net asset value, beginning of period .......................  $21.570     $22.930      $22.870     $21.180      $20.500

Income (loss) from investment operations:
   Net investment income(2) ................................    0.251       0.246        0.335       0.460        0.583
   Net realized and unrealized gain (loss) on investments ..   (0.613)     (0.251)       2.600       3.655        1.757
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.362)     (0.005)       2.935       4.115        2.340
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.075)     (0.315)      (0.275)     (0.505)      (0.580)
   Distributions from net realized gain on investments .....   (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (2.628)     (1.355)      (2.875)     (2.425)      (1.660)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $18.580     $21.570      $22.930     $22.870      $21.180
                                                              =========================================================

Total return(3) ............................................   (1.52%)     (0.31%)      13.85%      21.07%       12.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $10,993     $21,192      $17,730      $8,090       $1,990
   Ratio of expenses to average net assets .................    2.07%       1.89%        1.77%       1.78%        1.80%
   Ratio of net investment income to average net assets ....    1.38%       1.08%        1.46%       2.00%        2.58%
   Portfolio turnover ......................................     165%         87%          86%         81%          92%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Balanced Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
Net asset value, beginning of period .......................  $21.630     $23.000      $23.000     $21.300      $19.980

Income (loss) from investment operations:
   Net investment income(1) ................................    0.449       0.480        0.585       0.659        0.727
   Net realized and unrealized gain (loss) on investments ..   (0.618)     (0.265)       2.595       3.681        2.363
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.169)      0.215        3.180       4.340        3.090
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.268)     (0.545)      (0.580)     (0.720)      (0.690)
   Distributions from net realized gain on investments .....   (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (2.821)     (1.585)      (3.180)     (2.640)      (1.770)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $18.640     $21.630      $23.000     $23.000      $21.300
                                                              =========================================================

Total return(2) ............................................   (0.55%)      0.70%       15.03%      22.29%       16.25%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $25,892     $83,042     $300,656    $153,176     $125,751
   Ratio of expenses to average net assets .................    1.07%       0.89%        0.77%       0.78%        0.80%
   Ratio of net investment income to average net assets ....    2.38%       2.08%        2.46%       3.00%        3.58%
   Portfolio turnover ......................................     165%         87%          86%         81%          92%

----------------------
(1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and notes pertain to Delaware Balanced Fund (the "Fund"). Delaware Balanced Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,027 for the year ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $15,043 for the year ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the net assets in excess of $2.5 billion. At October 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $1,254.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $57,781.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $64,166.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)
For the year ended October 31, 2000, DDLP earned $37,532 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2000, the Fund made purchases of $823,938,579 and sales of $1,015,195,490 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 2000, the net unrealized appreciation for federal income tax purposes aggregated $40,398,281 of which $54,174,877 related to unrealized appreciation of securities and $13,776,596 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $486,889,339.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2000 of $5,741,968, that will expire in 2008, which may be carried forward and applied against future capital gains.

4. Capital Shares

Transactions in capital shares were as follows:
                                                            Year Ended
                                                       10/31/00       10/31/99
Shares sold:
  A Class .........................................    1,634,997      2,483,043
  B Class .........................................      692,520      2,091,897
  C Class .........................................      187,620        552,593
  Institutional Class .............................    1,175,091      2,817,975

Shares issued upon reinvestment of distributions:
  A Class .........................................    3,079,953      1,410,937
  B Class .........................................      398,933        105,717
  C Class .........................................      106,199         48,444
  Institutional Class .............................      582,878        868,541
                                                     -----------    -----------
                                                       7,858,191     10,379,147
                                                     -----------    -----------
Shares repurchased:
  A Class .........................................   (7,332,009)    (4,404,727)
  B Class .........................................   (1,545,732)      (566,237)
  C Class .........................................     (684,649)      (391,653)
  Institutional Class .............................   (4,207,365)   (12,920,482)
                                                     -----------    -----------
                                                     (13,769,755)   (18,283,099)
                                                     -----------    -----------
Net decrease ......................................   (5,911,564)    (7,903,952)
                                                     ===========    ===========
5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2000, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2000 were $39,872,275 and $40,385,545, respectively. Net income from securities lending was $233,802 and is included in interest income on the Statement of Operations.

October 31, 2000
--------------------------------------------------------------------------------
8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2000, the Fund designates distributions paid during the year as follows:

       (A)                     (B)
     Long-Term              Ordinary              (C)
   Capital Gains             Income              Total             (D)
   Distributions          Distributions      Distributions     Qualifying
    (Tax Basis)           (Tax Basis)         (Tax Basis)      Dividends(1)
   -------------          -------------      -------------     ------------
        93%                    7%                 100%              26%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds I--Delaware Balanced Fund

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                    Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

                                 BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO

AGGRESSIVE GROWTH EQUITY FUNDS

   GROWTH EQUITY FUNDS
                                      TAX
                    TAXABLE          EXEMPT      INTERNATIONAL        ASSET
MODERATE GROWTH      BOND             BOND        AND GLOBAL        ALLOCATION
 EQUITY FUNDS       FUNDS            FUNDS          FUNDS             FUNDS

                             STABILITY OF PRINCIPAL

[ ] Growth of Capital
    o Technology and Innovation
      Fund
    o Select Growth Fund
    o Trend Fund
    o Growth Opportunities Fund*
    o Small Cap Value Fund
    o U.S. Growth Fund
    o Tax-Efficient Equity Fund
    o Social Awareness Fund

[ ] Total Return
    o Blue Chip Fund
    o Devon Fund
    o Growth and Income Fund
    o Decatur Equity Income Fund
    o REIT Fund
    o Balanced Fund

[ ] International and Global
    o Emerging Markets Fund
    o New Pacific Fund
    o Overseas Equity Fund
    o International Equity Fund
    o Global Equity Fund
    o Global Bond Fund

[ ] Current Income
    o Delchester Fund
    o High-Yield
       Opportunities Fund
    o Strategic Income Fund
    o Corporate Bond Fund
    o Extended Duration
       Bond Fund
    o American Government
       Bond Fund
    o U.S. Government
       Securities Fund
    o Limited-Term
       Government Fund

[ ] Tax-Exempt Income
    o National High-Yield
       Municipal Bond Fund
    o Tax-Free USA Fund
    o Tax-Free Insured Fund
    o Tax-Free USA
       Intermediate Fund
    o State Tax-Free Funds**

[ ] Stability of Principal
    o Cash Reserve
    o Tax-Free Money Fund
       Asset Allocation
    o Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

 *  Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Charles E. Peck                              Investment Manager
                                                  Retired                                      Delaware Management Company
Wayne A. Stork                                    Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds              Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                  Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                  3M Corporation                               London, England
Walter P. Babich                                  St. Paul, MN
Board Chairman                                                                                 National Distributor
Citadel Constructors, Inc.                                                                     Delaware Distributors, L.P.
King of Prussia, PA                               Affiliated Officers                          Philadelphia, PA

David K. Downes                                   Charles E. Haldeman, Jr.                     Shareholder Servicing, Dividend
President and Chief Executive Officer             President and Chief Executive Officer        Disbursing and Transfer Agent
Delaware Investments Family of Funds              Delaware Management Holdings, Inc.           Delaware Service Company, Inc.
Philadelphia, PA                                  Philadelphia, PA                             Philadelphia, PA

John H. Durham                                    Richard J. Flannery                          2005 Market Street
Private Investor                                  Executive Vice President                     Philadelphia, PA 19103-3682
Horsham, PA                                       and General Counsel
                                                  Delaware Investments Family of Funds
Anthony D. Knerr                                  Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                      Bruce D. Barton
                                                  President and Chief Executive Officer
Ann R. Leven                                      Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art         Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(4081)                                                       Printed in the USA
AR-002 [10/00] PPL 12/00                                                  J6558